UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

MEDICAL STAFFING NETWORK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31299	65-0865171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Yamato Road, Suite 110, Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

(561) 322-1300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.

On September 10, 2007, Medical Staffing Network Holdings, Inc. (the Company) will post investor presentation slides on its website. The Company intends to use these slides, or other slides containing the same or similar information, from time to time in investor or analyst conferences or meetings. Certain of these slides containing information that has not previously been publicly disclosed are attached as Exhibit 99.1 to this Current Report on Form 8-K. All of the slides to be used in the presentation, including those slides attached to this Form 8-K, are available on the Company’s website at www.MSNHealth.com.

Neither the slides attached to this Current Report on Form 8-K as Exhibit 99.1 nor any information contained on the Company’s website shall be deemed to “filed” in this or any other filing of the Company under the Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1     Certain slides to be presented at investor or analyst conferences or meetings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2007	MEDICAL STAFFING NETWORK HOLDINGS, INC.

	By:	/s/ Kevin S. Little
Kevin S. Little President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Certain slides to be presented at investor or analyst conferences or meetings.

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